SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Ruckus Wireless, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2015
RUCKUS WIRELESS, INC.

Meeting Information Meeting Type: Annual Meeting For holders as of: April 13, 2015 Date: June 10, 2015 Time: 1:00 PM PDT Location: 350 West Java Dr. Sunnyvale, CA 94089

RUCKUS WIRELESS, INC.
350 WEST JAVA DR.
SUNNYVALE, CA 94089

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice of Meeting    2. Annual Report on Form 10-K    3. Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow à  xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
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How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à xxxx xxxx xxxx xxxx available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote
FOR the following:
1.    Election of Directors

Nominees
01    Selina Y. Lo    02    Stewart Grierson

The Board of Directors recommends you vote FOR proposals 2 and 3.
2    To approve, on an advisory basis, the compensation of the Ruckus Wireless, Inc. named executive officers.

3	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Ruckus Wireless, Inc. for the year ending December 31, 2015.
NOTE: The Board of Directors knows of no other matters that will be presented for consideration at the 2015 Annual
Meeting. If any other matters are properly brought before the 2015 Annual Meeting, it is the intention of the persons named in the proxy card to vote on such matters in accordance with their best judgment.

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